EXHIBIT 99.1

SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED SEPTEMBER 21, 2000
------------------------------------------

                                  $247,936,000

                                OMI Trust 2000-C
                                     Issuer
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer

          Senior/Subordinated Pass-Through Certificates, Series 2000-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2000-C. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference into the Registration Statement.

Neither Credit Suisse First Boston, Prudential Securities nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final prospectus supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final prospectus and prospectus supplement to which the securities relate. Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.




Credit Suisse First Boston                             Prudential Securities

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2000-C Pooling and Servicing Agreement (including the May 1999 Edition to the Standard Terms) to be dated as of September 1, 2000, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee.

 The Offered Certificates........................
     -------------------------------------------------------------------------------------------------------------------------------
                                                                    Average                      Modified
                    Principal                      S&P / Moody's     Life                        Duration      First          Last
       Class        Amount(1)       Description      Ratings(2)    (yrs)(3)                     (yrs) (3)      Pay(3)        Pay(3)
                                                                                  Coupon
     -------------------------------------------------------------------------------------------------------------------------------
      A-1        $194,616,000     Senior             AAA / Aaa          4.46        (4)           3.24         10/00          2/15
      M-1          23,994,000     Mezzanine           AA / Aa3          9.62      (4) (5)         6.06          4/05          2/15
      M-2          15,996,000     Mezzanine             A/A3            9.62      (4) (5)         5.86          4/05          2/15
      B-1          13,330,000     Subordinate        BBB / Baa3         9.37      (4) (5)         5.38          4/05          2/15
      B-2          10,664,000     Subordinate         BB / Ba3          9.93      (4) (5)         5.11          4/05          2/15

                  (1) The aggregate initial principal balance of the
                      certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the classes of certificates. Accordingly, any investor's commitments with respect to the certificates may be increased or decreased correspondingly.
                  (2) It is a condition to the issuance of the certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.
                  (3) Assumed that the 10% optional termination is exercised.
                      Data run at a prepayment speed of 200% MHP.
                  (4) Computed on the basis of a 360-day year of twelve 30-day months.
                  (5) The lesser of (i) specified rate per annum, or (ii) the weighted average net asset rate for the related distribution date.

   Class Designations
      Class A Certificates....................Class A-1 certificates.
      Class M Certificates....................Class M-1 and class M-2 certificates.
      Class B Certificates....................Class B-1 and class B-2 certificates.
      Subordinated Certificates...............Class M, class B, class X and class R certificates.
      Offered Certificates....................Class A, class M and class B-1 certificates.
      Offered Subordinated Certificates.......Class M and class B-1 certificates.

   Other Certificates.........................The class B-2, class X, and class
                                              R certificates are not being
                                              offered hereby. The class B-2
                                              certificates are expected to be
                                              sold in a private placement and
                                              will be acquired on the closing
                                              date by an affiliate of Oakwood
                                              Mortgage. The class X and class R
                                              certificates are expected to be
                                              sold initially to related entities
                                              of Oakwood Mortgage, which may
                                              offer them in the future in one or
                                              more privately negotiated
                                              transactions.

   Denominations..............................The Offered Certificates will be book-entry certificates only, in
                                              minimum denominations of $1,000
                                              and integral multiples of $1 in
                                              excess thereof.

   Cut-off Date...............................With respect to each initial asset, September 1, 2000, or with
                                              respect to each subsequent asset,
                                              the date as of which such asset is
                                              purchased by the trust.

   Distribution Dates.........................The fifteenth day of each month,
                                              (or if such fifteenth day is not a
                                              business day, the next succeeding
                                              business day) commencing in
                                              October 2000.

   Record Date................................With respect to each distribution date, for the Offered
                                              Certificates, the close of
                                              business on the last business day
                                              of the month preceding the month
                                              in which such distribution date
                                              occurs (each, a "Record Date").

   Interest Accrual Period....................With respect to each distribution date, for the Offered
                                              Certificates, the calendar month
                                              preceding the month in which the
                                              distribution date occurs (each, an
                                              "Interest Accrual Period").

   Pre-Funding Account........................The Trustee will establish a trust account (the "Pre-Funding
                                              Account"). On the closing date,
                                              approximately $64,416,658 (the
                                              "Pre-Funded Amount") will be
                                              deposited in the Pre-Funding
                                              Account to provide the trust with
                                              funds to purchase subsequent
                                              assets within 90 days after the
                                              closing date. The subsequent
                                              assets will, in the aggregate,
                                              have characteristics very similar
                                              to the characteristics of the
                                              initial assets. Among other
                                              things, the weighted average net
                                              asset rate may not be more than
                                              0.50% lower at the end of the
                                              pre-funding period than it is on
                                              the closing date. The Trustee will
                                              also establish a capitalized
                                              interest account on the closing
                                              date to provide protection against
                                              interest shortfalls on your
                                              certificates during the
                                              pre-funding period.

   Distributions..............................The "Available Distribution
                                              Amount" for a distribution date
                                              generally will include (1)(a)
                                              monthly payments of principal and
                                              interest due on the assets during
                                              the related Collection Period, to
                                              the extent such payments were
                                              actually collected from the
                                              obligors or advanced by the
                                              servicer and (b) unscheduled
                                              payments received with respect to
                                              the assets during the related
                                              Prepayment Period, including
                                              principal prepayments, the portion
                                              of the Pre-funded Amount not used
                                              to acquire subsequent assets by
                                              the end of the Pre-Funding period,
                                              Compensating Interest, proceeds of
                                              repurchases, net liquidation
                                              proceeds and net insurance
                                              proceeds, less (2)(a) amounts
                                              required to reimburse the servicer
                                              for previously unreimbursed
                                              Advances in accordance with the
                                              pooling and servicing agreement,
                                              (b) amounts required to reimburse
                                              Oakwood Mortgage or the servicer
                                              for certain reimbursable expenses
                                              in accordance with the pooling and
                                              servicing agreement, (c) amounts
                                              required to reimburse any party
                                              for an overpayment of a Repurchase
                                              Price for an asset in accordance
                                              with the pooling and servicing
                                              agreement, (d) the Interest
                                              Deficiency Amount or portion
                                              thereof, if any, paid from
                                              collections on the preceding
                                              distribution date, (e) the
                                              Trustee's fee, and (f) if Oakwood
                                              Acceptance is not the servicer,
                                              the Servicing Fees for the related
                                              Collection Period.

                                              Principal distributions to the
                                              class M certificates will be
                                              allocated pro rata between the
                                              class M-1 and the class M-2
                                              certificates.. Principal
                                              distributions to the class B
                                              certificates will be allocated pro
                                              rata between the class B-1 and the
                                              class B-2 certificates. Prior to
                                              the Cross-over Date or on any
                                              distribution date as of which the
                                              Principal Distribution Tests are
                                              not met, principal will be
                                              allocated solely to the class A
                                              certificates.

                                              If an Interest Deficiency Event
                                              occurs on any distribution date
                                              with respect to the class

                                              M-1, class M-2, class B-1 or class
                                              B-2, collections received after
                                              the end of the related Collection
                                              Period and prior to such
                                              distribution date will be applied,
                                              up to a limited amount determined
                                              by the rating agencies, to remedy
                                              such deficiency in order of class
                                              seniority. Any remaining
                                              deficiency will be carried forward
                                              as shortfall for the next
                                              distribution date. "Interest
                                              Deficiency Event" means, with
                                              respect to the class M-1, class
                                              M-2, class B-1 and class B-2
                                              certificates and a distribution
                                              date, that after distribution of
                                              the Available Distribution Amount
                                              in the order of priority set forth
                                              below under "Priority of
                                              Distributions," there remains
                                              unpaid any of the current Interest
                                              Distribution Amounts, Interest
                                              Distribution Amounts remaining
                                              unpaid from prior distribution
                                              dates, Writedown Interest
                                              Distribution Amounts or Carryover
                                              Writedown Interest Distribution
                                              Amounts for these classes and
                                              distribution date (the "Interest
                                              Deficiency Amount").

                                              Distributions will be made on each
                                              distribution date to holders of
                                              record on the preceding Record
                                              Date. Distributions on a class of
                                              certificates will be allocated
                                              among the certificates of such
                                              class in proportion to their
                                              respective percentage interests.

   Priority of Distributions..................On each distribution date the
                                              Available Distribution Amount will
                                              be distributed in the following
                                              amounts and in the following order
                                              of priority:

                                              (1) first, to the class A
                                              certificates (a) first, the
                                              related Interest Distribution
                                              Amount for such distribution date
                                              and (b) second, any Interest
                                              Distribution Amounts remaining
                                              unpaid from previous distribution
                                              dates, plus interest on this
                                              carryover amount, if any, for such
                                              distribution date;

                                              (2) second, to the class M-1
                                              certificates, (a) first, the
                                              related Interest Distribution
                                              Amount for such distribution date
                                              and (b) second, any Interest
                                              Distribution Amounts remaining
                                              unpaid from previous distribution
                                              dates, plus interest on this
                                              carryover amount, if any, for such
                                              distribution date;

                                              (3) third, to the class M-2
                                              certificates, (a) first, the
                                              related Interest Distribution
                                              Amount for such distribution date
                                              and (b) second, any Interest
                                              Distribution Amounts remaining
                                              unpaid from previous distribution
                                              dates, plus interest on this
                                              carryover amount, if any, for such
                                              distribution date;

                                              (4) fourth, to the class B-1
                                              certificates, (a) first, the
                                              related Interest Distribution
                                              Amount for such distribution date
                                              and (b) second, any Interest
                                              Distribution Amounts remaining
                                              unpaid from previous distribution
                                              dates, plus interest on this
                                              carryover amount, if any, for such
                                              distribution date;

                                              (5) fifth, to the class B-2
                                              certificates, (a) first, the
                                              related Interest Distribution
                                              Amount for such distribution date
                                              and (b) second, any Interest
                                              Distribution Amounts remaining
                                              unpaid from previous distribution
                                              dates, plus interest on this
                                              carryover amount, if any, for such
                                              distribution date;

                                              (6) sixth, to the class A
                                              certificates any Principal
                                              Distribution Amounts remaining
                                              unpaid from previous distribution
                                              dates.

                                              (7) seventh, to the class A
                                              certificates, the related
                                              Principal Distribution Amount
                                              until the Class A certificate
                                              principal balance is reduced to
                                              zero

                                              (8) eighth, to the class M-1
                                              certificates, (a) first, any
                                              related Writedown Interest
                                              Distribution Amount for such
                                              distribution date, (b) second, any
                                              related Carryover Writedown
                                              Interest Distribution Amount for
                                              such distribution date, (c) third,
                                              any related Principal Distribution
                                              Amounts remaining unpaid from
                                              prior distribution dates, and (d)
                                              fourth, any related Principal
                                              Distribution Amount until the
                                              class M-1 certificate principal
                                              balance is reduced to zero;

                                              (9) ninth, to the class M-2
                                              certificates, (a) first, any
                                              related Writedown Interest
                                              Distribution Amount for such
                                              distribution date, (b) second, any
                                              related Carryover Writedown
                                              Interest Distribution Amount for
                                              such distribution date, (c) third,
                                              any related Principal Distribution
                                              Amounts remaining unpaid from
                                              prior distribution dates, and (d)
                                              fourth, any related Principal
                                              Distribution Amount until the
                                              class M-2 certificate principal
                                              balance is reduced to zero;

                                              (10) tenth, to the class B-1
                                              certificates, (a) first, any
                                              related Writedown Interest
                                              Distribution Amount for such
                                              distribution date, (b) second, any
                                              related Carryover Writedown
                                              Interest Distribution Amount for
                                              such distribution date, (c) third,
                                              any related Principal Distribution
                                              Amounts remaining unpaid from
                                              prior distribution dates, and (d)
                                              fourth, any related Principal
                                              Distribution Amount until the
                                              class B-1 certificate principal
                                              balance is reduced to zero;

                                              (11) eleventh, to the class B-2
                                              certificates, (a) first any
                                              related Writedown Interest
                                              Distribution Amount for such
                                              distribution date, (b) second, any
                                              related Carryover Writedown
                                              Interest Distribution Amount for
                                              such distribution date, (c) third,
                                              any related Principal Distribution
                                              Amounts remaining unpaid from
                                              prior distribution dates, and (d)
                                              fourth, any related Principal
                                              Distribution Amount until the
                                              class B-2 certificate principal
                                              balance is reduced to zero;

                                              (12) twelfth, if Oakwood
                                              Acceptance is the servicer, to the
                                              servicer, the following amounts in
                                              sequential order: (i), the
                                              Servicing Fees for the related
                                              Collection Period, and (ii) any
                                              Servicing Fees from previous
                                              distribution dates remaining
                                              unpaid;

                                              (13) thirteenth, sequentially to
                                              (i) the class A certificates, (ii)
                                              class M-1 certificates, (iii)
                                              class M-2 certificates, (iv) class
                                              B-1 certificates and (v) class B-2
                                              certificates, the Accelerated
                                              Principal Distribution Amount for
                                              such distribution date until the
                                              certificate principal balance of
                                              each class is reduced to zero;

                                              (14) fourteenth, to the class X
                                              certificates, in the following
                                              sequential order: (i) the current
                                              class X Strip Amount; and (ii) any
                                              class X Strip Amounts from
                                              previous distribution dates
                                              remaining unpaid; and

                                              (15) finally, any remainder to the
                                              class R certificates.

                                              The primary credit support for the
                                              class A Certificates is the
                                              subordination of the Subordinated
                                              Certificates and
                                              overcollateralization; for the
                                              class M-1 certificates is the
                                              subordination
                                              of the class M-2, class B, class
                                              X, and class R certificates and
                                              overcollateralization; for the
                                              class M-2 certificates is the
                                              subordination of the class B,
                                              class X and class R certificates
                                              and overcollateralization; and for
                                              the class B-1 certificates is the
                                              subordination of the class B-2,
                                              class X, and class R certificates
                                              and overcollateralization.

   Cross-over Date............................The later to occur of (a) the distribution date occurring in
                                              April 2005 or (b) the first
                                              distribution date on which the
                                              percentage equivalent of a
                                              fraction, which shall not be
                                              greater than 1, the numerator of
                                              which is the sum of the
                                              certificate principal balance - as
                                              adjusted for write-downs - of the
                                              Subordinated Certificates and the
                                              Current Overcollateralization
                                              Amount for such distribution date
                                              and the denominator of which is
                                              the Pool Scheduled Principal
                                              Balance on such distribution date,
                                              equals or exceeds 1.75 times the
                                              percentage equivalent of a
                                              fraction, which shall not be
                                              greater than 1, the numerator of
                                              which is the sum of the initial
                                              aggregate certificate principal
                                              balance - as adjusted for
                                              write-downs - of the Subordinated
                                              Certificates and the Current
                                              Overcollateralization Amount and
                                              the denominator of which is the
                                              Pool Scheduled Principal Balance
                                              as of September 1, 2000.

   Performance Test...........................The Average Sixty Day Delinquency
                                              Ratio is less than or equal to
                                              5.5%, the Current Realized Loss
                                              Ratio is less than or equal to
                                              3.0%; and the Cumulative Realized
                                              Losses are less than or equal to
                                              the following percentages of the
                                              original Pool Scheduled Principal
                                              Balance set forth below:

                                                  7% April 2005 through
                                                  September 2006,
                                                  8% October 2006 through
                                                  September 2007,
                                                  9.5% October 2007 through
                                                  March 2009, and
                                                  10.5% thereafter.

   Overcollateralization......................Excess interest collections will be applied, to the extent
                                              available, to make accelerated
                                              payments of principal on the class
                                              A-1, class M-1, class M-2, class
                                              B-1 and class B-2 certificates.
                                              The "Target Overcollateralization
                                              Amount" generally shall mean, (i)
                                              for any distribution date prior to
                                              the Cross-over Date, 6.0% of the
                                              Pool Scheduled Principal Balance
                                              as of September 1, 2000 and (ii)
                                              for any other distribution date,
                                              the lesser of (x) 6.0% of the
                                              Scheduled Principal Balance as of
                                              September 1, 2000, and (y) 10.5%
                                              of the then-outstanding Pool
                                              Scheduled Principal Balance;
                                              provided, however, that in no
                                              event shall the Target
                                              Overcollateralization Amount be
                                              less than 0.5% of the Pool
                                              Scheduled Principal Balance as of
                                              September 1, 2000. On the closing
                                              date, the initial
                                              overcollateralization amount shall
                                              equal 3.0% of the Pool Scheduled
                                              Principal Balance as of September
                                              1, 2000.

                                              The "Current Overcollateralization
                                              Amount" shall mean, for any
                                              distribution date, the positive
                                              difference, if any, between the
                                              Pool Scheduled Principal Balance
                                              of the assets and the certificate
                                              principal balance of all the
                                              outstanding classes of
                                              certificates. The "Accelerated
                                              Principal Distribution Amount" for
                                              any distribution date shall be the
                                              positive difference, if any,
                                              between the Target
                                              Overcollateralization Amount and
                                              the Current Overcollateralization
                                              Amount.

   Allocation of Writedown                    The Writedown Amount for any
                                              distribution date will be the
                                              amount, if any, by which the
                                              aggregate certificate principal
                                              balance of all

   Amounts....................................certificates, after all distributions have been made on
                                              the certificates on such
                                              distribution date, exceeds the
                                              Pool Scheduled Principal Balance
                                              of the assets for the next
                                              distribution date. The Writedown
                                              Amount will be allocated among the
                                              classes of Subordinated
                                              Certificates in the following
                                              order of priority:

                                              (1)   first, to the class B-2
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero;

                                              (2)   second, to the class B-1
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero;

                                              (3)   third, to the class M-2
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero.

                                              (4)   fourth, to the class M-1
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero.

   Advances...................................For each distribution date, the servicer will be obligated to make
                                              an advance (a "P&I Advance") in
                                              respect of any delinquent monthly
                                              payment that will, in the
                                              servicer's judgement, be
                                              recoverable from late payments on
                                              or liquidation proceeds from such
                                              asset. The servicer will also be
                                              obligated to make advances
                                              ("Servicing Advances" and,
                                              together with P&I Advances,
                                              "Advances") in respect of
                                              liquidation expenses and certain
                                              taxes and insurance premiums not
                                              paid by an obligor on a timely
                                              basis, to the extent the servicer
                                              deems such Servicing Advances
                                              recoverable out of liquidation
                                              proceeds or from subsequent
                                              collections. P&I Advances and
                                              Servicing Advances are
                                              reimbursable to the servicer under
                                              certain circumstances. In
                                              addition, the servicer is
                                              obligated under certain
                                              circumstances to pay Compensating
                                              Interest with respect to any asset
                                              that prepays on a date other than
                                              on a Due Date for such asset.

   Final  Scheduled Distribution
   Dates......................................To the extent not previously paid prior to such dates, the
                                              outstanding principal amount of
                                              each class of Offered Certificates
                                              will be payable on the
                                              distribution date set forth below
                                              (with respect to each class of
                                              certificates, the "Final Scheduled
                                              Distribution Date"). For each
                                              class of the class A certificates,
                                              the Final Scheduled Distribution
                                              Dates were determined based on the
                                              assumptions that (I) there are no
                                              defaults, prepayments or
                                              delinquencies with respect to
                                              payments due on the Assumed Asset
                                              Characteristics and (ii) the
                                              optional termination right is not
                                              exercised by the servicer. For
                                              each class of the Subordinate
                                              Certificates, the Final Scheduled
                                              Distribution Dates were determined
                                              by the maturity date of the asset
                                              with the latest stated maturity.

                                                              Final Scheduled
                                                             Distribution Dates
                                                             ------------------

                   Class A-1 Certificates..........           August  15, 2028
                   Class M-1 Certificates..........           October 15, 2032
                   Class M-2 Certificates..........           October 15, 2032
                   Class B-1 Certificates..........           October 15, 2032

   Optional Termination.......................The servicer at its option and subject to the limitations imposed
                                              by the pooling and servicing
                                              agreement, will have the option to
                                              purchase from the Trust all assets
                                              then outstanding and all other
                                              property in the trust on any
                                              distribution date occurring on or
                                              after the distribution date on
                                              which the sum of the certificate
                                              principal balance of the
                                              certificates is less than 10% of
                                              the sum of the original
                                              certificate principal balance of
                                              the certificates. The servicer
                                              also may terminate the trust
                                              estate if it determines that there
                                              is a substantial risk that the
                                              trust estate's REMIC status will
                                              be lost.

   Auction Sale...............................If the servicer does not exercise its optional termination right
                                              within 90 days after it first
                                              becomes eligible to do so, the
                                              trustee shall solicit bids for the
                                              purchase of all assets then
                                              outstanding and all other property
                                              in the trust estate. In the event
                                              that satisfactory bids are
                                              received, the sale proceeds will
                                              be distributed to
                                              certificateholders.

   Initial Assets.............................The trust will consist of (1)
                                              manufactured housing installment
                                              sales contracts secured by
                                              security interests in manufactured
                                              homes, and with respect to certain
                                              of the contracts ("Land Secured
                                              Contracts"), secured by liens on
                                              the real estate on which the
                                              related manufactured homes are
                                              located, and (2) mortgage loans
                                              secured by first liens on the real
                                              estate to which the related
                                              manufactured homes are deemed
                                              permanently affixed. On the
                                              closing date, the trust expects to
                                              (i) purchase 6,170 initial assets
                                              with an aggregate principal
                                              balance of approximately
                                              $202,181,280.46 as of the Cut-off
                                              Date and (ii) receive the
                                              Pre-Funded Amount, which will be
                                              used to acquire additional
                                              contracts and mortgage loans. This
                                              term sheet only contains
                                              information on the initial assets,
                                              which represent approximately
                                              80.87% of the total expected asset
                                              pool.

                                              As of September 1, 2000, all of
                                              the initial assets are fixed rate
                                              collateral. As of the Cut-off
                                              Date, approximately 27.20% of the
                                              initial assets are mortgage loans
                                              and approximately 0.27% of the
                                              initial assets are Land-Secured
                                              Contracts. Based on Cut-off Date
                                              Pool Scheduled Principal Balance,
                                              approximately 75.81% of the
                                              initial assets are secured by
                                              manufactured homes which were new,
                                              approximately 7.19% of the initial
                                              assets are secured by manufactured
                                              homes which were used,
                                              approximately 16.66% of the
                                              initial assets are secured by
                                              manufactured homes which were
                                              repossessed, and approximately
                                              0.34% of the initial assets are
                                              secured by manufactured homes
                                              which were transferred. As of the
                                              Cut-off Date, the initial assets
                                              were secured
                                              by manufactured homes or mortgaged
                                              properties located in 41 states
                                              and the District of Columbia, and
                                              approximately 21.36% and 13.74% of
                                              the initial assets were secured by
                                              manufactured homes or mortgaged
                                              properties located in North
                                              Carolina and Texas, respectively,
                                              based on the mailing addresses of
                                              the obligors on the assets as of
                                              the Cut-off Date. Each initial
                                              asset bears interest at an annual
                                              percentage rate of at least 6.25%
                                              and not more than 18.00%. The
                                              weighted averaged APR of the
                                              initial assets as of the Cut-off
                                              Date is approximately 12.17%. The
                                              initial assets have remaining
                                              terms to maturity as of the
                                              Cut-off Date of at least 4 months
                                              but not more than 360 months and
                                              original terms to stated maturity
                                              of at least 24 months but not more
                                              than 360 months. As of the Cut-off
                                              Date, the initial assets had a
                                              weighted average original term to
                                              stated maturity of approximately
                                              299 months, and a weighted average
                                              remaining term to stated maturity
                                              of approximately 287 months. The
                                              6,164 initial assets for which
                                              such information is available have
                                              a Loan-to-Value Ratio as of the
                                              Cut-off Date of at least 14.33%
                                              but not more than 100.00%, with a
                                              weighted average Loan-to-Value
                                              Ratio of approximately 90.27%. The
                                              final scheduled payment date on
                                              the asset with the latest maturity
                                              occurs in October 2030.

                                              The servicer will be required to
                                              cause to be maintained one or more
                                              standard hazard insurance policies
                                              with respect to each manufactured
                                              homes or mortgaged properties.

   Certain Federal Income Tax
     Consequences.............................For federal income tax purposes, the trust estate will be treated
                                              as one or more real estate
                                              mortgage investment conduits
                                              (each, a "REMIC"). The class A,
                                              class M, class B and class X
                                              certificates will constitute
                                              "regular interests" in a REMIC for
                                              federal income tax purposes. The
                                              class R certificates will be
                                              treated as the sole class of
                                              "residual interests" in each REMIC
                                              for federal income tax purposes.

   Recent Developments........................In November 1998, four shareholder suits were filed against Oakwood
                                              Homes and certain of its directors
                                              and officers. These suits have
                                              been consolidated in one suit in
                                              the Middle District of North
                                              Carolina. The lawsuit generally
                                              alleges that certain of Oakwood
                                              Homes' financial statements were
                                              false and misleading and that
                                              certain other disclosures were
                                              inaccurate. Oakwood Homes has
                                              filed a motion to dismiss this
                                              complaint, and in July of 2000,
                                              the magistrate hearing this suit
                                              submitted a recommended order
                                              dismissing the plaintiffs'
                                              complaint with prejudice. The
                                              plaintiffs have objected to the
                                              magistrate's recommended order and
                                              the matter is not before the
                                              District Court judge. Oakwood
                                              Mortgage believes that this

   ERISA Considerations.......................Fiduciaries of employee benefit plans and certain other retirement
                                              plans and arrangements, including
                                              individual retirement accounts and
                                              annuities, Keogh plans, and
                                              collective investment funds in
                                              which such
                                              plans, accounts, annuities or
                                              arrangements are invested, that
                                              are subject to the Employee
                                              Retirement Income Security Act of
                                              1974, as amended ("ERISA"), or
                                              corresponding provisions of the
                                              Code (any of the foregoing, a
                                              "Plan"), persons acting on behalf
                                              of a Plan, or persons using the
                                              assets of a Plan ("Plan
                                              Investors") should consult with
                                              their own counsel to determine
                                              whether the purchase or holding of
                                              the Offered Certificates could
                                              give rise to a transaction that is
                                              prohibited either under ERISA or
                                              the Code.

                                              Because the Offered Subordinated
                                              Certificates are subordinated
                                              securities, they will not satisfy
                                              the requirements of certain
                                              prohibited transaction exemptions.
                                              As a result, the purchase or
                                              holding of any of the Offered
                                              Subordinated Certificates by a
                                              Plan Investor may constitute a
                                              non-exempt prohibited transaction
                                              or result in the imposition of
                                              excise taxes or civil penalties.
                                              Accordingly, none of the Offered
                                              Subordinated Certificates are
                                              offered for sale, and are not
                                              transferable, to a Plan Investor,
                                              unless such Plan Investor provides
                                              the Seller and the Trustee with a
                                              Benefit Plan Opinion, or the
                                              circumstances described in clause
                                              (ii) below are satisfied. Unless
                                              such Opinion is delivered, each
                                              person acquiring an Offered
                                              Subordinated Certificate will be
                                              deemed to represent to the
                                              trustee, Oakwood Capital and the
                                              servicer that either (i) such
                                              person is not a Plan Investor
                                              subject to ERISA or Section 4975
                                              of the Code, or (ii) such person
                                              is an insurance company that is
                                              purchasing an Offered Subordinated
                                              Certificate with funds from its
                                              "general account" and the
                                              provisions of Prohibited
                                              Transaction Class Exemption 95-60
                                              will apply to exempt the purchase,
                                              holding and resale of such
                                              Certificate, and transactions in
                                              connection with the servicing,
                                              operation and


   Legal Investment
   Considerations.............................When the amount on deposit in the
                                              Pre-Funding Account has been
                                              reduced to zero, the class A
                                              certificates and class M-1
                                              certificates are expected to
                                              constitute "mortgage related
                                              securities" for purposes of SMMEA.

                                              The class M-2and B-1 certificates
                                              are not "mortgage related
                                              securities" for purposes of SMMEA
                                              because such certificates are not
                                              rated in one of the two highest
                                              rating categories by a nationally
                                              recognized rating agency.

_Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.

                            Asset Servicing Portfolio
                             (Dollars in thousands)

                                                          At September 30,                                  June 30,
                                   ---------------------------------------------------------------- -----------------------
                                       1995         1996        1997         1998          1999         1999         2000
                                   -----------  ----------  -----------  -----------   -----------  -----------  ----------
Total Number of Serviced Assets
     Oakwood Originated..........      51,566       67,120      89,411      111,351       122,955      120,110      124,282
     Acquired Portfolios.........       4,872        4,177       3,602        2,818         2,160        2,298        1,822
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........  $1,130,378   $1,687,406  $2,499,794   $3,536,657    $4,223,475   $4,068,377   $4,456,065
     Acquired Portfolios.........     $70,853      $57,837     $47,027      $35,882       $26,306      $28,332      $21,302
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........       $21.9        $25.1       $28.0        $31.8         $34.3        $33.9        $35.9
     Acquired Portfolios.........       $14.5        $13.8       $13.1        $12.7         $12.2        $12.3        $11.7
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.0%        11.5%       11.0%        10.8%         10.6%        10.7%        10.7%
     Acquired Portfolios.........        11.3%        11.2%       11.1%        11.0%         10.7%        10.8%        10.8%

                           Delinquency Experience (1)
                             (Dollars in thousands)

                                                                  At September 30,                             June 30,
                                           ------------------------------------------------------        ---------------------
                                             1995       1996         1997      1998        1999            1999        2000
                                           --------   --------   ----------  --------    --------        --------    ---------
Total Number of Serviced Assets
     Oakwood Originated.................    51,566     67,120      89,411    111,351      122,955        120,110     124,282
     Acquired Portfolios................     4,872      4,177       3,602      2,818        2,160          2,298       1,822
Number of Delinquent Assets (2).........
     Oakwood Originated:................
     30-59 Days.........................       601        835       1,171      2,345        3,391          2,274       2,316
     60-89 Days.........................       185        308         476        906        1,046            845         987
     90 Days or More....................       267        492         716      1,222        1,783          1,319       1,853
     Total Number of Assets Delinquent       1,053      1,635       2,363      4,473        6,220          4,438       5,156
     Acquired Portfolios................
     30-59 Days.........................        63         66          90         75           59             40          41
     60-89 Days.........................        17         23          23         31           14             10          16
     90 Days or More....................        76         62          75         57           45             48          43
     Total Number of Assets Delinquent         156        151         188        163          118             98         100
Total Delinquencies as a Percentage of
     Serviced Assets (3)................
     Oakwood Originated.................       2.0%       2.4%        2.6%       4.0%         5.1%           3.7%        4.1%
     Acquired Portfolios................       3.2%       3.6%        5.2%       5.8%         5.5%           4.3%        5.5%

------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

(3) By number of assets.

                      Loan Loss/Repossession Experience (7)
                             (Dollars in thousands)

                                                      At or for the fiscal year                      At or for the nine months
                                                                ended                                         ended
                                                            September 30,                                    June 30,
                                     ------------------------------------------------------------            --------
                                         1995       1996        1997         1998         1999            1999         2000
                                     ---------  ----------  -----------  -----------  -----------     -----------  --------
Total Number of Serviced Assets (1)    56,438       71,297      93,013      114,169      125,115         122,408      126,104
Average Number of Serviced
     Assets During Period.......       50,742       63,868      82,155      103,591      119,642         118,289      125,610
Number of Serviced
     Assets Repossessed.........        1,718        2,746       3,885        5,411        7,790           5,795        6,160
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         3.04%        3.85%       4.18%        4.74%        6.23%           6.31%(6)     6.51%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.39%        4.30%       4.73%        5.22%        6.51%           6.53%(6)     6.54%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........     $976,905   $1,409,467  $2,065,033   $2,978,235   $3,839,274      $3,761,762   $4,297,018
     Acquired Portfolios........      $30,235      $27,351     $22,943      $19,179      $14,781         $15,252      $11,374
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $7,303      $14,248     $26,872      $45,189      $66,037         $50,751      $61,186
       Acquired Portfolios......         $473         $592        $528         $220         $173            $144          $60
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......         0.75%        1.01%       1.30%        1.52%        1.72%           1.80%(6)     1.90%(6)
       Acquired Portfolios......         1.56%        2.16%       2.30%        1.15%        1.17%           1.26%(6)     0.70%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance -serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.
(7) The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

                                 Initial Assets


               Geographical Distribution of Manufactured Homes(1)

                                 Number of        Aggregate Scheduled             Percentage of
Geographic Location            Initial Assets      Principal Balance        Initial Asset Pool by SPB
-------------------            --------------      -----------------        -------------------------
Alabama....................         138            $  5,326,517                       2.63%
Arizona....................         157              11,082,142                       5.48
Arkansas...................          63               2,404,312                       1.19
California.................          23               1,309,992                       0.65
Colorado...................          72               3,637,605                       1.80
Delaware...................          74               1,665,570                       0.82
Florida....................         124               5,476,530                       2.71
Georgia....................         170               6,508,701                       3.22
Idaho......................          40               2,366,330                       1.17
Illinois...................           7                 224,400                       0.11
Indiana....................           5                  85,675                       0.04
Kansas.....................          25               1,175,660                       0.58
Kentucky...................         159               4,501,033                       2.23
Louisiana..................         113               4,941,155                       2.44
Maine......................           1                  51,523                       0.03
Maryland...................          26                 463,924                       0.23
Massachusetts..............           1                   9,426                       *
Michigan...................           4                 218,272                       0.11
Minnesota..................           2                  96,303                       0.05
Mississippi................         128               4,991,623                       2.47
Missouri...................         125               5,106,823                       2.53
Montana....................           1                  97,367                       0.05
Nevada.....................          15               1,272,409                       0.63
New Hampshire..............           1                  10,996                       0.01
New Jersey.................           4                  88,555                       0.04
New Mexico.................          85               4,033,292                       1.99
New York...................           9                 154,957                       0.08
North Carolina.............       1,882              43,181,628                      21.36
North Dakota...............           1                  29,251                       0.01
Ohio.......................          97               3,847,131                       1.90
Oklahoma...................          78               3,357,765                       1.66
Oregon.....................          67               6,217,285                       3.08
Pennsylvania...............           5                 273,003                       0.14
South Carolina.............         720              15,685,411                       7.76
Tennessee..................         336              12,723,685                       6.29
Texas......................         637              27,773,888                      13.74
Utah.......................          16               1,316,556                       0.65
Virginia...................         570              11,741,244                       5.81
Washington.................          54               5,055,399                       2.50
Washington DC..............           1                   7,638                       *
West Virginia..............         121               2,854,856                       1.41
Wyoming....................          13                 815,446                       0.40
                                     --                 -------                       ----
   Total...................       6,170           $ 202,181,280                      100.00%
                                  =====           =============                      =======

------------
(1) Based on the mailing address of the obligor on the related initial asset as of the Cut-off Date.
(*) Less than 0.01%

                        Year of Origination of Assets (1)

                                Number of      Aggregate Scheduled          Percentage of
 Year of Origination         Initial Assets     Principal Balance     Initial Asset Pool by SPB
 -------------------         --------------     -----------------     -------------------------
 1987.....................            2        $        9,849                      *
 1988.....................          191             1,097,589                      0.54%
 1989.....................          254             1,867,040                      0.92
 1990.....................          720             6,523,721                      3.23
 1991.....................          405             3,907,816                      1.93
 1992.....................          487             5,400,135                      2.67
 1993.....................          128             1,731,226                      0.86
 1994.....................            1                 5,267                      *
 1995.....................            2                73,306                      0.04
 1996.....................            5               179,351                      0.09
 1997.....................            1                38,681                      0.02
 1998.....................            3                97,071                      0.05
 1999.....................           25             1,465,122                      0.72
 2000.....................        3,946           179,785,106                     88.92
                                  -----           -----------                     -----
          Total.............      6,170        $  202,181,280                    100.00%
                                  =====        ==============                    ======

------------
(1) The weighted average seasoning of the initial assets was approximately 12 months as of the Cut-off Date.
(*) Less than 0.01%.


                   Distribution of Remaining Loan Balance (1)

                                  Number of      Aggregate Scheduled          Percentage of
 Remaining Loan Balance         Initial Assets    Principal Balance     Initial Asset Pool by SPB
 ----------------------         --------------    -----------------     -------------------------
 $  4,999.99 or less                  326           $  1,094,980                     0.54%
 $  5,000.00 - $  9,999.99          1,046              8,168,858                     4.04
 $ 10,000.00 - $ 14,999.99            776              9,380,235                     4.64
 $ 15,000.00 - $ 19,999.99            229              3,969,955                     1.96
 $ 20,000.00 - $ 24,999.99            338              7,747,359                     3.83
 $ 25,000.00 - $ 29,999.99            603             16,575,618                     8.20
 $ 30,000.00 - $ 34,999.99            579             18,731,043                     9.26
 $ 35,000.00 - $ 39,999.99            415             15,478,106                     7.66
 $ 40,000.00 - $ 44,999.99            291             12,335,682                     6.10
 $ 45,000.00 - $ 49,999.99            287             13,604,582                     6.73
 $ 50,000.00 - $ 54,999.99            246             12,892,324                     6.38
 $ 55,000.00 - $ 59,999.99            208             11,928,842                     5.90
 $ 60,000.00 - $ 64,999.99            156              9,740,860                     4.82
 $ 65,000.00 - $ 69,999.99            109              7,360,305                     3.64
 $ 70,000.00 - $ 74,999.99             94              6,815,646                     3.37
 $ 75,000.00 - $ 79,999.99             87              6,714,863                     3.32
 $ 80,000.00 - $ 84,999.99             66              5,433,505                     2.69
 $ 85,000.00 - $ 89,999.99             51              4,473,233                     2.21
 $ 90,000.00 - $ 94,999.99             47              4,334,078                     2.14
 $ 95,000.00 - $ 99,999.99             37              3,596,143                     1.78
 $100,000.00 or more                  179             21,805,061                    10.78
                                      ---             ----------                    -----

      Total....................     6,170         $  202,181,280                   100.00%
                                    =====         ==============                   =======

------------
  (1) The highest remaining asset amount was $283,471.15 which represents approximately 0.14% of the aggregate remaining principal balance of the initial assets. The average remaining principal amount of the initial assets was approximately $32,768 as of the Cut-off Date.

                    Distribution of Original Loan Balance (1)

                                  Number of      Aggregate Scheduled          Percentage of
 Original Loan Balance          Initial Assets    Principal Balance     Initial Asset Pool by SPB
 ---------------------          --------------    -----------------     -------------------------
 $  4,999.99 or less                     8             $  31,411                     0.02%
 $  5,000.00 - $  9,999.99              36               259,286                     0.13
 $ 10,000.00 - $ 14,999.99             478             3,393,351                     1.68
 $ 15,000.00 - $ 19,999.99           1,246            11,643,728                     5.76
 $ 20,000.00 - $ 24,999.99             854            13,424,912                     6.64
 $ 25,000.00 - $ 29,999.99             669            17,549,988                     8.68
 $ 30,000.00 - $ 34,999.99             592            18,975,528                     9.39
 $ 35,000.00 - $ 39,999.99             417            15,431,483                     7.63
 $ 40,000.00 - $ 44,999.99             294            12,383,931                     6.13
 $ 45,000.00 - $ 49,999.99             292            13,807,376                     6.83
 $ 50,000.00 - $ 54,999.99             247            12,930,977                     6.40
 $ 55,000.00 - $ 59,999.99             207            11,839,207                     5.86
 $ 60,000.00 - $ 64,999.99             158             9,847,578                     4.87
 $ 65,000.00 - $ 69,999.99             109             7,350,289                     3.64
 $ 70,000.00 - $ 74,999.99              93             6,732,713                     3.33
 $ 75,000.00 - $ 79,999.99              90             6,937,502                     3.43
 $ 80,000.00 - $ 84,999.99              65             5,351,102                     2.65
 $ 85,000.00 - $ 89,999.99              51             4,465,643                     2.21
 $ 90,000.00 - $ 94,999.99              47             4,329,281                     2.14
 $ 95,000.00 - $ 99,999.99              38             3,690,933                     1.83
 $100,000.00 or more                   179            21,805,061                    10.78
                                       ---            ----------                    -----
      Total....................      6,170        $  202,181,280                   100.00%
                                     =====        ==============                   ======

------------
  (1) The highest original asset amount was $283,938.00 which represents approximately 0.13% of the aggregate principal balance of the initial assets at origination. The average original principal amount of the initial assets was approximately $36,024 as of the Cut-off Date.


                             Current Asset Rates (1)

                                           Number of        Aggregate Scheduled           Percentage of
     Current Asset Rate                  Initial Assets      Principal Balance      Initial Asset Pool by SPB
     ------------------                  --------------      -----------------      -------------------------
     6.000%- 6.999%                             12             $  996,813                       0.49%
     7.000%- 7.999%                            144             13,777,654                       6.81
     8.000%- 8.999%                            165             14,577,130                       7.21
     9.000%- 9.999%                            264             18,749,284                       9.27
     10.000%-10.999%                           240             14,609,588                       7.23
     11.000%-11.999%                           438             20,329,114                      10.05
     12.000%-12.999%                         1,076             31,084,140                      15.37
     13.000%-13.999%                         1,025             28,355,815                      14.02
     14.000%-14.999%                         2,027             35,757,990                      17.69
     15.000%-15.999%                           507             16,064,494                       7.95
     16.000% or more                           272              7,879,259                       3.90
                                               ---              ---------                       ----
          Total.................             6,170         $  202,181,280                     100.00%
                                             =====         ==============                     ======

-------------
(1) The weighted average current asset rate was approximately 12.17% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans. .

              Remaining Terms to Maturity of Assets (In Months) (1)

                                          Number of       Aggregate Scheduled            Percentage of
     Remaining Term to Maturity        Initial Assets      Principal Balance       Initial Asset Pool by SPB
     --------------------------        --------------      -----------------       -------------------------
         1  -   60                          1,416            $  10,378,676                      5.13%
        61  -   96                            800                9,853,207                      4.87
        97  -  120                            114                2,306,596                      1.14
       121  -  156                            193                4,631,421                      2.29
       157  -  180                            339                9,453,653                      4.68
       181  -  216                             43                1,206,456                      0.60
       217  -  240                            843               25,851,067                     12.79
       241  -  300                            846               32,447,172                     16.05
       301  -  360                          1,576              106,053,030                     52.45
                                            -----              -----------                     -----
       Total....................            6,170           $  202,181,280                    100.00%
                                            =====           ==============                    ======

------------
(1) The weighted average remaining term to maturity of the initial assets was approximately 287 months as of the Cut-off Date.


              Original Terms to Maturity of Assets (In Months) (1)

                                           Number of       Aggregate Scheduled            Percentage of
     Original Term to Maturity          Initial Assets      Principal Balance       Initial Asset Pool by SPB
     -------------------------          --------------      -----------------       -------------------------
           1  -   60                           34                $  287,283                       0.14%
          61  -   96                           40                   626,601                       0.31
          97  -  120                          282                 2,980,462                       1.47
         121  -  156                          529                 5,750,098                       2.84
         157  -  180                        1,934                25,759,657                      12.74
         181  -  216                           42                 1,158,777                       0.57
         217  -  240                          885                27,008,472                      13.36
         241  -  300                          848                32,556,899                      16.10
         301  -  360                        1,576               106,053,030                      52.45
                                            -----               -----------                      -----
       Total....................            6,170             $  202,181,280                    100.00%
                                            =====             ==============                   ========

------------
(1) The weighted average original term to maturity of the initial assets was approximately 299 months as of the Cut-off Date.

           Distribution of Original Loan-to-Value Ratios of Assets(1)

                                     Number of      Aggregate Scheduled           Percentage of
 Loan-to-Value Ratio(2)            Initial Assets     Principal Balance     Initial Asset Pool by SPB
 -------------------               --------------     -----------------     -------------------------
 N/A..........................             6             $  49,335                    0.02%
 50%  or  less................            46             1,250,630                    0.62
 51% - 55%....................            24               725,098                    0.36
 56% - 60%....................            33             1,091,155                    0.54
 61% - 65%....................            49             1,977,382                    0.98
 66% - 70%....................            59             1,876,901                    0.93
 71% - 75%....................           136             5,282,569                    2.61
 76% - 80%....................           323            11,536,612                    5.71
 81% - 85%....................           450            14,466,796                    7.16
 86% - 90%....................         1,976            44,556,636                   22.04
 91% - 95%....................         1,867            75,905,336                   37.54
 96% - 100%...................         1,201            43,462,833                   21.50
                                       -----            ----------                   -----
      Total...................         6,170        $  202,181,280                  100.00%
                                       =====        ==============                  =======

-----------
(1) The weighted average original Loan-to-Value Ratio of the initial assets was approximately 90.27% as of the Cut-off Date.
(2) Rounded to nearest 1%.


         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

                          MHP Prepayment Sensitivities

                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1               14.35       6/28        7.54       1/22       5.85       4/18
        Class M-1               22.84       6/28       13.83       1/22      10.95       4/18
        Class M-2               22.84       6/28       13.83       1/22      10.95       4/18
        Class B-1               22.61       6/28       13.36       1/22      10.50       4/18

        To Maturity
        Class A-1               14.43       4/30       7.79        6/28       6.13       2/26
        Class M-1               22.99      11/29       14.30       7/26      11.49       9/23
        Class M-2               22.92       5/29       14.09      11/24      11.23       6/21
        Class B-1               22.61       7/28       13.37       5/22      10.51       9/18


                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------


                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1                4.46       2/15       3.50       11/12       2.80       1/11
        Class M-1                9.62       2/15       8.67       11/12       7.92       1/11
        Class M-2                9.62       2/15       8.67       11/12       7.92       1/11
        Class B-1                9.37       2/15       8.55       11/12       7.88       1/11

        To Maturity
        Class A-1                4.72       5/23       3.69        5/20       2.92      12/17
        Class M-1               10.30      12/20       9.43       10/18       8.78      12/16
        Class M-2               10.06       1/19       9.22        1/17       8.60       4/15
        Class B-1                9.41       5/16       8.66        8/14       8.12       5/13


    The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.